UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2005


                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Texas                        001-31346                 76-0281502
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


       10370 Richmond Avenue, Suite 990                             77042
                  Houston, TX
   (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

     |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 8, 2005, W-H Energy Services, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the dismissal of PwC. The Audit Committee simultaneously approved the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2005.

PwC's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through April 8, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused such firm to make reference thereto in connection with its reports on the Company's financial statements for such years.

During the two most recent fiscal years and through April 8, 2005, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Company has provided PwC with a copy of the above disclosures and requested that PwC furnish the Company with a letter addressed to the SEC stating whether it agrees with the foregoing statements by the Company and, if not, stating the respects in which it does not agree. A copy of the letter from PwC is filed herewith as Exhibit 16.1.

During the Company's two most recent fiscal years and through the date of this Report on Form 8-K, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or events listed in
Item 304(a)(2) of SEC Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

           Exhibit No.   Description
           -----------   -----------

              16.1       Letter from PricewaterhouseCoopers LLP, dated April 13,
                         2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     W-H ENERGY SERVICES, INC.


Date: April 13, 2005                 By: /s/ Ernesto Bautista, III
                                         ---------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller

                                  EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

  16.1                         Letter from PricewaterhouseCoopers LLP,
                               dated April 13, 2005.